LIBERTY ALL–STAR® GROWTH FUND

ASG

1ST QUARTER MARCH 31, 2015

ALL STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.
Period Ended March 31, 2015 (Unaudited)

Fund Statistics	1st Quarter 2015
Net Asset Value (NAV)	$5.85
Market Price	$5.22
Discount	-10.8%
Distribution*	$0.08
Market Price Trading Range	$4.80 to $5.27
Premium/(Discount) Range	-8.9% to -12.0%

Performance
Shares Valued at NAV with Dividends Reinvested	4.38%
Shares Valued at Market Price with Dividends Reinvested	2.71%
Dow Jones Industrial Average	0.33%
Lipper Multi-Cap Growth Mutual Fund Average	4.24%
NASDAQ Composite Index	3.79%
Russell 3000® Growth Index	4.05%
S&P 500® Index	0.95%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2015.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figure shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2015

Although roiled by volatility that took the S&P 500® Index up or down by 1 percent or more 19 times during the first quarter, stocks ended the period little-changed from their December 31 close. The S&P 500® returned 0.95 percent, marking its ninth consecutive quarterly gain. The widely followed Dow Jones Industrial Average gained 0.33 percent, while the technology-focused NASDAQ Composite Index was the best performer, returning 3.79 percent.

Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 4.05 percent for quarter. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 3.84 percent while the Russell Midcap® Growth Index rose 5.38 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 6.63 percent.

A range of factors on the economic front tended to counterbalance each other over the quarter. On the positive side, interest rates remained at record low levels and the Federal Reserve indicated that it was in no hurry to raise key short-term rates. In addition, the European Central Bank launched a major stimulus program in an effort to jump start economic growth across the continent. The employment picture continued to improve, with 200,000-plus nonfarm jobs being added in January and February (but just 126,000 in March). At the same time, however, investors had concerns. The dollar rose 13 percent against the euro, making U.S. products more expensive abroad. Related to exchange rates, investors were also concerned that corporate profits in the U.S. would suffer owing to the stronger dollar and, further, would not compare favorably with earlier quarters. Lower oil prices were a mixed blessing: While they bode well for consumers, they will cost jobs, reduce capital spending and impact profits in the energy sector. Finally, like last year, harsh winter weather was seen as a drag on the economy as GDP slowed to 0.2 percent in the first quarter of 2015.

Liberty All-Star® Growth Fund
For the quarter, Liberty All-Star® Growth Fund returns were mixed, as shares valued at net asset value (NAV) outperformed while shares valued at market price with dividends reinvested lagged modestly. The Fund returned 4.38 percent with shares valued at NAV with dividends reinvested and 2.71 percent with shares valued at market price with dividends reinvested. (Fund returns are net of fees.) The Lipper Multi-Cap Growth Mutual Fund Average returned 4.24 percent. The discount at which Fund shares traded relative to their underlying NAV widened during the quarter, ranging from a low of -8.9 percent to a high of -12.0 percent.

In Fund news, the Board of Directors approved an increase in the Fund’s distribution policy from an annual rate of approximately 6 percent (1.5 percent quarterly) of NAV to approximately 8 percent (2.0 percent quarterly). The increase was adopted primarily to better align the Fund’s distribution rate with historical equity market returns. The first distribution under the new rate is payable on June 15, 2015, to shareholders of record on May 1, 2015. The Fund’s distribution for the first quarter was $0.08. The Fund's distribution policy has been in place since 1997 and is a major component of the Fund's total return. Since 1997, the Fund has paid distributions totaling $11.96 per share, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

Absent major economic, financial or geopolitical news, broad equity market returns belied underlying volatility and showed little change over the course of the three-month period.

First Quarter Report (Unaudited) | March 31, 2015	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

Growth-style equities were the exception, however, as they registered mid-single-digit returns. The Fund benefited from growth stocks’ outerperformance relative to value stocks, and from small- and mid-cap stocks generating better returns than their large-cap counterparts. Regardless of the investment environment, the managers will continue to practice their disciplines and we at Liberty All-Star® Growth Fund will remain committed to the best long-term interests of our shareholders. We look forward to updating you once again at mid-year.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2015 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2015 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015† 1st Quarter	0.08
Total	$11.96

*	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
†	Effective March 30, 2015, the Fund’s distribution policy increased from an annual rate of approximately 6 percent (1.5 percent quarterly) of net asset value to approximately 8 percent (2 percent quarterly) of net asset value.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2.0 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2015	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2015 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	2.44%
Lowe's Cos., Inc.	1.96
Signature Bank	1.76
Middleby Corp.	1.63
Amgen, Inc.	1.60
BofI Holding, Inc.	1.56
Visa, Inc., Class A	1.52
Starbucks Corp.	1.43
Google, Inc., Class C	1.41
Ecolab, Inc.	1.39
The Walt Disney Co.	1.39
Automatic Data Processing, Inc.	1.38
American Express Co.	1.33
ExamWorks Group, Inc.	1.27
The Ultimate Software Group, Inc.	1.26
Mondelez International, Inc., Class A	1.23
Equinix, Inc.	1.22
Schlumberger Ltd.	1.22
LinkedIn Corp., Class A	1.22
The Hershey Co.	1.21
29.43%

Economic Sectors*	Percent of Net Assets
Information Technology	22.32%
Consumer Discretionary	16.69
Financials	14.52
Health Care	14.38
Industrials	13.65
Consumer Staples	10.56
Energy	2.57
Materials	2.34
Telecommunication Services	0.78
Other Net Assets	2.19
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2015 (Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2015.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/15
Purchases
Alkermes PLC	9,950	9,950
Mondelez International, Inc., Class A	24,038	48,471
WhiteWave Foods Co.	26,700	26,700
WisdomTree Investments, Inc.	52,100	52,100

Sales
Costco Wholesale Corp.	(8,705)	0
Deckers Outdoor Corp.	(12,205)	3,858
Envestnet, Inc.	(19,148)	4,360
FEI Co.	(7,600)	0
Five Below, Inc.	(16,998)	0
Middleby Corp.	(6,889)	22,591
MWI Veterinary Supply, Inc.	(4,140)	0
Salix Pharmaceuticals Ltd.	(7,750)	0
T. Rowe Price Group, Inc.	(13,700)	0
Waste Connections, Inc.	(14,843)	22,781

First Quarter Report (Unaudited) | March 31, 2015	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund
March 31, 2015 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 19 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2015 (Unaudited)

	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,188	550	679	51	46	30	122*
Weighted Average Market Capitalization (billions)	$2.4	$14.7	$130.3	$3.0	$12.3	$80.3	$32.7
Average Five-Year Earnings Per Share Growth	19%	22%	19%	21%	29%	16%	21%
Average Five-Year Sales Per Share Growth	12%	12%	14%	15%	15%	14%	14%
Price/Earnings Ratio**	26x	25x	22x	29x	33x	26x	29x
Price/Book Value Ratio	4.3x	5.1x	5.3x	4.2x	6.9x	4.8x	5.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.81%)
CONSUMER DISCRETIONARY (16.69%)
Auto Components (1.79%)
BorgWarner, Inc.	16,100	$973,728
Dorman Products, Inc.(a)(b)	15,104	751,424
Gentherm, Inc.(b)	16,462	831,496
		2,556,648
Diversified Consumer Services (0.59%)
Nord Anglia Education, Inc.(b)	36,585	831,211

Hotels, Restaurants & Leisure (2.94%)
Chuy's Holdings, Inc.(b)	17,539	395,154
Hilton Worldwide Holdings, Inc.(b)	33,475	991,530
Starbucks Corp.	21,525	2,038,417
Wynn Resorts Ltd.	6,150	774,162
		4,199,263
Internet & Catalog Retail (3.70%)
Amazon.com, Inc.(b)	4,510	1,678,171
priceline.com, Inc.(b)	1,475	1,717,121
TripAdvisor, Inc.(b)	11,800	981,406
Wayfair, Inc., Class A(a)(b)	28,152	904,242
		5,280,940
Leisure Equipment & Products (0.47%)
Polaris Industries, Inc.	4,700	663,170

Media (1.39%)
The Walt Disney Co.	18,850	1,977,177

Specialty Retail (4.01%)
CarMax, Inc.(b)	7,900	545,179
Dick's Sporting Goods, Inc.	29,050	1,655,560
Francesca's Holdings Corp.(b)	40,813	726,471
Lowe's Cos., Inc.	37,520	2,791,113
		5,718,323
Textiles, Apparel & Luxury Goods (1.80%)
Deckers Outdoor Corp.(b)	3,858	281,132
Kate Spade & Co.(b)	31,650	1,056,793
Under Armour, Inc., Class A(b)	15,150	1,223,363
		2,561,288

CONSUMER STAPLES (10.56%)
Beverages (2.70%)
The Boston Beer Co. Inc., Class A(b)	4,050	1,082,970
Constellation Brands, Inc., Class A(b)	10,150	1,179,531

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Monster Beverage Corp.(b)	11,450	$1,584,623
		3,847,124
Food & Staples Retailing (2.24%)
The Fresh Market, Inc.(a)(b)	17,480	710,387
PriceSmart, Inc.	10,204	867,136
Whole Foods Market, Inc.	31,070	1,618,126
		3,195,649
Food Products (4.43%)
The Hain Celestial Group, Inc.(b)	25,900	1,658,895
The Hershey Co.	17,104	1,725,965
Mondelez International, Inc., Class A	48,471	1,749,318
WhiteWave Foods Co.(b)	26,700	1,183,878
		6,318,056
Household Products (1.19%)
Colgate-Palmolive Co.	24,480	1,697,443

ENERGY (2.57%)
Energy Equipment & Services (2.57%)
Core Laboratories N.V.(a)	13,005	1,358,892
Dril-Quip, Inc.(b)	4,318	295,308
Geospace Technologies Corp.(b)	2,319	38,287
Natural Gas Services Group, Inc.(b)	12,713	244,344
Schlumberger Ltd.	20,810	1,736,386
		3,673,217

FINANCIALS (14.52%)
Banks (0.21%)
Independent Bank Group, Inc.	7,809	303,848

Capital Markets (4.29%)
Evercore Partners, Inc., Class A	21,761	1,124,173
Financial Engines, Inc.(a)	19,310	807,737
State Street Corp.	23,369	1,718,323
Virtus Investment Partners, Inc.	10,280	1,344,316
WisdomTree Investments, Inc.	52,100	1,118,066
		6,112,615
Commercial Banks (1.76%)
Signature Bank(b)	19,344	2,506,596

Consumer Finance (2.85%)
American Express Co.	24,310	1,899,097
Visa, Inc., Class A	33,100	2,165,071
		4,064,168

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Diversified Financial Services (0.66%)
MarketAxess Holdings, Inc.	11,050	$916,045
On Deck Capital, Inc.(a)(b)	1,508	32,105
		948,150
Insurance (2.30%)
Aon PLC	15,120	1,453,334
Greenlight Capital Re Ltd., Class A(b)	43,483	1,382,759
United Insurance Holdings Corp.	19,679	442,778
		3,278,871
Real Estate Management & Development (0.89%)
FirstService Corp.	19,544	1,264,888

Thrifts & Mortgage Finance (1.56%)
BofI Holding, Inc.(b)	23,932	2,226,633

HEALTH CARE (14.38%)
Biotechnology (6.56%)
ACADIA Pharmaceuticals, Inc.(b)	33,840	1,102,846
Alkermes PLC(b)	9,950	606,652
Amgen, Inc.	14,310	2,287,453
Auspex Pharmaceuticals, Inc.(b)	8,705	872,850
BioMarin Pharmaceutical, Inc.(b)	8,300	1,034,346
Incyte Corp.(b)	4,950	453,717
Isis Pharmaceuticals, Inc.(b)	6,100	388,387
Puma Biotechnology, Inc.(b)	6,549	1,546,284
Regeneron Pharmaceuticals, Inc.(b)	2,350	1,060,978
		9,353,513
Health Care Equipment & Supplies (1.90%)
Insulet Corp.(b)	35,117	1,171,152
Intuitive Surgical, Inc.(b)	3,050	1,540,342
		2,711,494
Health Care Providers & Services (1.27%)
ExamWorks Group, Inc.(b)	43,577	1,813,675

Health Care Technology (2.95%)
athenahealth, Inc.(b)	6,133	732,219
Cerner Corp.(b)	47,500	3,479,850
		4,212,069
Life Sciences Tools & Services (0.46%)
Illumina, Inc.(b)	3,550	659,022

Pharmaceuticals (1.24%)
Perrigo Co. PLC	4,490	743,319

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Sanofi(c)	20,697	$1,023,260
		1,766,579

INDUSTRIALS (13.65%)
Aerospace & Defense (1.80%)
B/E Aerospace, Inc.	18,900	1,202,418
HEICO Corp.	22,280	1,360,639
		2,563,057
Air Freight & Logistics (0.85%)
XPO Logistics, Inc.(b)	26,577	1,208,456

Airlines (0.61%)
Spirit Airlines, Inc.(b)	11,200	866,432

Commercial Services & Supplies (1.86%)
The Advisory Board Co.(b)	29,159	1,553,592
Waste Connections, Inc.	22,781	1,096,677
		2,650,269
Electrical Equipment (0.60%)
Rockwell Automation, Inc.	7,400	858,326

Machinery (3.92%)
Cummins, Inc.	6,150	852,636
Graco, Inc.	11,900	858,704
Middleby Corp.(b)	22,591	2,318,966
Rexnord Corp.(b)	22,423	598,470
Wabtec Corp.	10,100	959,601
		5,588,377
Professional Services (2.64%)
IHS, Inc., Class A(b)	12,678	1,442,249
Paylocity Holding Corp.(b)	23,188	664,104
Stantec, Inc.	3,488	83,538
TriNet Group, Inc.(b)	28,460	1,002,646
WageWorks, Inc.(b)	10,783	575,057
		3,767,594
Road & Rail (1.30%)
Kansas City Southern	7,600	775,808
Landstar System, Inc.	16,302	1,080,823
		1,856,631
Trading Companies & Distribution (0.07%)
H&E Equipment Services, Inc.	4,218	105,408

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY (22.32%)
Communications Equipment (0.70%)
QUALCOMM, Inc.	14,410	$999,189

Electronic Equipment & Instruments (0.33%)
IPG Photonics Corp.(a)(b)	5,162	478,518

Internet Software & Services (6.61%)
Cornerstone OnDemand, Inc.(b)	26,250	758,362
Envestnet, Inc.(b)	4,360	244,509
Equinix, Inc.	7,488	1,743,581
Google, Inc., Class C(b)	3,668	2,010,064
LinkedIn Corp., Class A(b)	6,945	1,735,278
SPS Commerce, Inc.(b)	16,146	1,083,396
Textura Corp.(a)(b)	12,877	349,997
Twitter, Inc.(b)	29,950	1,499,896
		9,425,083
IT Services (2.64%)
Automatic Data Processing, Inc.	22,950	1,965,438
EPAM Systems, Inc.(b)	16,583	1,016,372
VeriFone Systems, Inc.(b)	22,452	783,350
		3,765,160
Semiconductors & Semiconductor Equipment (0.98%)
ARM Holdings PLC(c)	13,317	656,528
NVIDIA Corp.	35,500	742,838
		1,399,366
Software (11.06%)
ANSYS, Inc.(b)	11,900	1,049,461
FireEye, Inc.(a)(b)	27,300	1,071,525
Fleetmatics Group PLC(b)	24,686	1,107,167
Mobileye N.V.(b)	20,106	845,055
RealPage, Inc.(b)	28,989	583,839
Red Hat, Inc.(b)	14,820	1,122,615
Salesforce.com, Inc.(b)	22,500	1,503,225
SAP SE(a)(c)	17,430	1,257,923
ServiceNow, Inc.(b)	18,300	1,441,674
Solera Holdings, Inc.	28,289	1,461,410
Splunk, Inc.(b)	15,517	918,606
The Ultimate Software Group, Inc.(b)	10,580	1,798,124
Varonis Systems, Inc.(b)	22,206	569,806
Workday, Inc., Class A(b)	12,400	1,046,684
		15,777,114

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (2.34%)
Chemicals (2.34%)
Ecolab, Inc.	17,348	$1,984,264
Monsanto Co.	12,090	1,360,609
		3,344,873

TELECOMMUNICATION SERVICES (0.78%)
Diversified Telecommunication (0.78%)
inContact, Inc.(b)	101,704	1,108,574

TOTAL COMMON STOCKS
(COST OF $100,805,918)		139,504,057

	PAR VALUE/ SHARES
SHORT TERM INVESTMENTS (5.38%)
REPURCHASE AGREEMENT (2.62%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/15, due 04/01/15 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $3,813,854 and par value of $4,880,000.  (Repurchase proceeds of $3,732,001).

(COST OF $3,732,000)	$3,732,000	$3,732,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.76%)
State Street Navigator Securities Lending Prime Portfolio, 0.16%
(COST OF $3,941,949)	3,941,949	3,941,949

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,673,949)		7,673,949

TOTAL INVESTMENTS (103.19%)
(COST OF $108,479,867)(d)		147,178,006

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.19%)		(4,544,765)

NET ASSETS (100.00%)		$142,633,241

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

NET ASSET VALUE PER SHARE
(24,388,798 SHARES OUTSTANDING)	$5.85

(a)	Security, or a portion of the security position, is currently on loan.
(b)	Non-income producing security.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $109,221,529.

Gross unrealized appreciation and depreciation at March 31, 2015 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$40,331,294
Gross unrealized depreciation	(2,374,817)
Net unrealized appreciation	$37,956,477

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2015 (Unaudited)

Security Valuation
Equity securities, including common stocks and exchange-traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser, ALPS Advisors, Inc., using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Adviser and/or Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

Foreign Securities
The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2015, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2015 (Unaudited)

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of March 31, 2015, the market value of securities on loan was $4,893,236, and the total cash collateral and non-cash collateral received was $3,941,949 and $1,122,725, respectively.

First Quarter Report (Unaudited) | March 31, 2015	15

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2015 (Unaudited)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, exchange-traded funds and registered investment companies are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2015 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$139,504,057	$–	$–	$139,504,057
Short Term Investment	–	3,732,000	–	3,732,000
Investment Purchasedwith Collateral from Securities Loaned	3,941,949	–	–	3,941,949
Total	$143,446,006	$3,732,000	$–	$147,178,006

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the

First Quarter Report (Unaudited) | March 31, 2015	17

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2015 (Unaudited)

interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

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Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indicies
March 31, 2015 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2015	19

ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Alex J. Marks, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000XXX 11/30/15